SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2006


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-25148                  11-2974651
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     Effective September 2, 2006, the Registrant entered into an agreement to sell its 50% non controlling interest in Global Payment Technologies Australia Pty Limited and entered into a 5 year exclusive distributor agreement with Global Payment Technologies Australia Pty Limited.

     The distributor agreement provides GPTA the exclusive distribution rights in Australia, Asia, New Zealand and the Pacific Rim as well as exclusive rights to distribute to Aristocrat worldwide. GPTA will be responsible for providing sales, technical support, installation, service and repair functions as well as maintaining sufficient inventory stock to provide for the territories. The distributor is responsible for maintaining minimum performance goals for each year of the agreement.


Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On September 2, 2006, the Registrant sold its 50% non controlling interest in Global Payment Technologies Australia Pty Limited ("GPTA") for a total of $1,797,489 of which $1,511,221.45 was received in cash at closing and $286,267.55 will be paid in cash on the one year anniversary of the transaction. The deferred cash payment is collateralized by an irrevocable letter of credit issued by The Australia and New Zealand Banking Group Limited. The purchaser was ACN 121 187 068 Pty Limited, a corporation organized under the laws of New South Wales, Australia and is related to Exfair Pty Limited, the registered holder of the remaining 50% of the issued and outstanding shares of GPTA.

     The Registrant was the record and beneficial holder of 1,050 shares, which represented thirty-five percent (35%) of the issued and outstanding shares of eCash Holdings Pty Limited ("ECH"), a corporation organized under the laws of New South Wales, Australia. On August 25, 2006, the Registrant sold four hundred and fifty (450) shares to ACN 121 187 068 Pty Limited, a corporation organized under the laws of New South Wales Australia for a total purchase price of $123,
138.11 and six hundred (600) shares to ACN 121 187 157 Pty Limited, a corporation organized under the laws of New South Wales Australia for a total purchase price of $163,722.54.


Item 9.01.  Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information
                  -------------------------------
                  Financial statements required by Item 9.01 (b) have not been included in this 8-K report, but will be provided in an amendment with 71 calendar days of the date of this filing, pursuant to Item 9.01 (a)(4).

         (d)      Exhibits.
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                  99.1          Press Release dated September 7, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2006

                                 GLOBAL PAYMENT TECHNOLOGIES, INC.



                                  By:   [/s/ William L. McMahon]
                                         ---------------------------------------
                                         Name: William L. McMahon
                                         Title: Vice President, Chief Financial
                                                Officer and Secretary


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                                  Exhibit Index

       Exhibit No.         Description
       -----------         -----------
       99.1                Press Release dated September 7, 2006


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